EXHIBIT 10.9

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT is entered into as of April 29, 2004 by and between CORD BLOOD AMERICA, Inc., a Florida corporation (the "Company"), and Gecko Media, Inc., a Florida corporation ("Gecko").


                                    RECITALS:


         A. Cord Partners, Inc., a Florida corporation ("CPI"), and a wholly-owned subsidiary of the Company, and Gecko have previously entered into that certain Web Development and Maintenance Agreement dated as of March 19, 2004 (the "Web Development and Maintenance Agreement"). Pursuant to the Web Development and Maintenance Agreement, the Company is obligated to issue certain options to purchase shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), to Gecko upon the acquisition of CPI by the Company.

         B. The Company and CPI have completed the transactions contemplated by that certain Exchange Agreement dated as of March 31, 2004 by and among the Company and certain shareholders of CPI. In order to satisfy the obligations of CPI set forth in the Web Development and Maintenance Agreement, the Company is issuing certain options to purchase shares of Common Stock to Gecko on the terms set forth in this Stock Option Agreement (the "Agreement").


         NOW, THEREFORE, in consideration of the premises, and the respective covenants and agreements of the parties set forth herein, each of the Company and Gecko agrees as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

         The following terms shall have the following respective meanings when utilized in this Agreement:

         "Approved Board" means a Board of Directors of the Company that, as of a given date, is comprised of individuals at least a majority of whom have continuously served as directors of the Company during the period of two years ending on such date, unless the election of each director who was not a director at the beginning of such two year period was approved in advance by the directors representing at least two-thirds of the Directors then in office who were directors at the beginning of such two year period.

         "Approved Change in Control of the Company" means any transaction or series of transactions which:

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                  (a) results, or is reasonably anticipated to result, in a
         Change in Control of the Company;

                  (b) is approved by the requisite vote of an Approved Board pursuant to, and in accordance with, applicable law and the Articles of Incorporation and Bylaws of the Company; and

                  (c) if required by applicable law or the Articles of Incorporation or Bylaws of the Company, is approved by the requisite vote of the shareholders of the Company pursuant to, and in accordance with, applicable law and the Articles of Incorporation and Bylaws of the Company.

         "Change in Control of the Company" means any change in control of the Company of a nature which would be required to be reported (a) in response to
Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the date of this Agreement, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) in response to Item 1 of the Current Report on Form 8-K, as in effect on the date of this Agreement, promulgated under the Exchange Act, or (c) in any filing by the Company with the United States Securities and Exchange Commission; provided, however, that, without limitation, a Change in Control of the Company shall be deemed to have occurred if:

                           (i) subsequent to the date of this Agreement, any
                  "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any successor to the Company (whether by merger, consolidation or otherwise) representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

                           (ii) during any period of two consecutive years, the
                  individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board of Directors, unless the election of each director who was not a director at the beginning of such period has been approved in advance by Geckos representing at least two-thirds of Geckos then in office who were directors at the beginning of such period;

                           (iii) the Company shall merge or consolidate with or
                  into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than

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                  eighty percent (80%) of the combined voting power of the
                  voting securities of the Company or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (iv) the Company shall sell, lease, exchange or
                  otherwise dispose of all or substantially all of its assets, or enter into a binding agreement for the sale, lease, exchange or other disposition of all or substantially all of its assets, in one transaction or in a series of related transactions; or

                           (v) the Company shall liquidate or dissolve, or any
                  plan or proposal shall be adopted for the liquidation or dissolution of the Company.

         "Person" means any individual, person, firm, corporation, partnership, association or other entity.


                                   ARTICLE II

                                  STOCK OPTIONS
                                  -------------

         2.1 GRANT OF OPTIONS. Subject to the terms and conditions set forth in this Agreement, the Company grants to Gecko options to purchase an aggregate of One Hundred Fifty Thousand (150,000) shares of Common Stock (the "Options").

         2.2 DATE OF GRANT; EXERCISE PRICE. The date of grant of the Options is April 29, 2004 (the "Grant Date"). The exercise price of the Options is Twenty-Five Cents ($0.25) per share of Common Stock.

         2.3 MAXIMUM TERM OF OPTIONS. In no event may the Options be exercised, in whole or in part, after April 28, 2009.

         2.4 VESTING OF OPTIONS. Subject to the provisions of Article III below, all of the Options shall vest and be exercisable on and after April 29, 2005.

         2.5 EXERCISE AND PAYMENT.

                  (a) Subject to the provisions of Section 2.4 above, the Options may be exercised, in whole or in part, by delivery of written notice to the Company indicating the number of Options which are being exercised by Gecko, accompanied by payment of the full amount of the "Aggregate Exercise Price" (as such term is hereinafter defined).

                  (b) For purposes of this Section 2.5, the term "Aggregate Exercise Price" shall mean Twenty-Five Cents ($.25) multiplied by the number of Options being exercised by Gecko.


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

                  (c) The Aggregate Exercise Price shall be paid by Gecko to the Company by the delivery of (i) cash, (ii) certified or cashiers' check,
         (iii) shares of Common Stock already owned by Gecko, (iv) the withholding of shares of Common Stock issuable upon such exercise of the Options, (v) irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vi) any combination of the foregoing methods of payment. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of Options, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their "Fair Market Value" (as such term is hereinafter defined) as of the date of exercise of the Options.

                  (d) "Fair Market Value" of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock is listed. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Company on the basis of such quotations and other considerations as the Company deems appropriate.

         2.6 LIMITATIONS ON EXERCISE AND ASSIGNMENT. The Options granted pursuant to this Agreement shall be exercisable only by Gecko, and the Options shall not be transferable by Gecko. The Options granted pursuant to this Agreement shall not be subject to attachment, execution or other similar legal process. In the event of (a) any attempt by Gecko to alienate, assign, pledge, hypothecate or otherwise dispose of the Options, or (b) the levy of any attachment, execution or similar legal process upon the rights or interest granted to Gecko pursuant to this Agreement, the Company, at its option, may terminate the Options by the delivery of written notice to Gecko and the Options shall thereupon become null and void.

         2.7 NO RIGHTS OF SHAREHOLDER. Neither Gecko nor any other person shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any shares of Common Stock purchasable or issuable upon the exercise of the Options, in whole or in part, prior to the date of exercise of the Options and payment in full of the Aggregate Exercise Price therefor.

         2.8 STOCK ADJUSTMENT. If there is any change in the number of issued and outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization or other similar transaction, then the number of shares of Common Stock subject to the Options and the Exercise Price shall be proportionately adjusted.

         2.9 STOCK RESERVED. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its authorized but unissued Common Stock, or its Common Stock held as treasury stock, as shall be sufficient to satisfy the terms of this Agreement.


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

         2.10 CORPORATE REORGANIZATION. If there shall be any capital reorganization or consolidation or merger of the Company with another corporation or corporations or entity or entities, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations or entity or entities, then, in any such event, the Company shall take such action as may be necessary to enable Gecko to receive upon any subsequent exercise of the Options, in whole or in part, including any shares under the Options for which the right to exercise has not accrued pursuant to the provisions of Section 2.4 above, in lieu of shares of Common Stock, securities or other assets as were issuable or payable upon such reorganization, consolidation, merger or sale in respect of, or in exchange for, such shares of Common Stock.


                                   ARTICLE III

                            DELIVERY OF CERTIFICATES
                            ------------------------

         As soon as practicable following any exercise by Gecko of the Options, the Company shall deliver or cause to be delivered to Gecko a certificate or certificates representing the shares of Common Stock acquired pursuant to any such exercise; provided, however, that the Company may postpone the time of delivery of any certificate for such period of time as the Company shall deem necessary or desirable in order to enable it to comply with (i) the listing requirements of any securities exchange or the National Association of Securities Dealers, Inc. Automated Quotation system, (ii) the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Federal Securities Laws"), or (iii) the requirements of any applicable state securities or blue sky laws and the rules and regulations promulgated thereunder (collectively, the "State Securities Laws").


                                   ARTICLE IV

     CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF GECKO
     ----------------------------------------------------------------------

         Gecko represents and warrants to the Company, and covenants and agrees with the Company, as follows:

                  (a) The shares of Common Stock to be issued to Gecko upon any exercise of the Options are being acquired by Gecko for its own account, and not for the account or beneficial interest of any other person or entity. The shares of Common Stock to be issued to Gecko upon any exercise of the Options are not being acquired by Gecko with a view to, or for resale in connection with, any "distribution" within the meaning of the Federal Securities Laws or any applicable State Securities Laws.

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


                  (b) The shares of Common Stock to be issued to Gecko upon any exercise of the Options have not been, and will not be, registered under the Federal Securities Laws or any State Securities Laws and, as such, must be held by Gecko unless and until they are subsequently so registered under the Federal Securities Laws and any applicable State Securities Laws or an exemption from registration thereunder is available. The shares of Common Stock to be issued to Gecko upon any exercise of the Options constitute "restricted securities," as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act.

                  (c) Gecko shall not sell, assign, transfer, convey, pledge, hypothecate, encumber or otherwise dispose of (collectively, a "Transfer") any or all of the shares of Common Stock to be issued to it upon any exercise of the Options, unless such Transfer is registered under the Federal Securities Laws and any applicable State Securities Laws or a specific exemption from registration thereunder is available. Any Transfer of any or all of the shares of Common Stock to be issued to Gecko upon any exercise of the Options which is made pursuant to an exemption claimed under the Federal Securities Laws and any applicable State Securities Laws will require a favorable opinion of Gecko's legal counsel, in form and in substance satisfactory to the Company and its legal counsel, to the effect that such Transfer does not and will not violate the provisions of the Federal Securities Laws or any applicable State Securities Laws.

                  (d) The Company is under no obligation whatsoever to file any registration statement under the Federal Securities Laws or any State Securities Laws to register any Transfer of any shares of Common Stock held by Gecko, or to take any other action necessary for the purpose of making an exemption from registration available to Gecko in connection with any such Transfer. Stop transfer instructions will be issued by the Company with respect to the shares of Common Stock to be issued to Gecko upon any exercise of the Options.

                  (e) There will be placed upon all of the certificates representing shares of Common Stock delivered by the Company to Gecko, and any and all certificates delivered in partial or total substitution therefor, a restrictive legend which will read substantially as follows:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT.

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


                                    ARTICLE V

                        CHANGE IN CONTROL OF THE COMPANY
                        --------------------------------

         Upon the occurrence of any Change in Control of the Company, other than an Approved Change in Control of the Company, notwithstanding anything to the contrary set forth herein, all of the Options granted hereunder shall immediately vest and become exercisable in full.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         6.1 GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida, without giving effect to the principles of the conflict of laws thereof.

         6.2 NOTICES. Any and all notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, or when delivered by mail, by registered or certified mail, postage prepaid, return receipt requested, to the respective parties at the following respective addresses:

If to the Company:                  Cord Blood America, Inc.
                                    10940 Wilshire Blvd.
                                    Sixth Floor
                                    Beverly Hills, California  90024
                                    Attention:  Chief Executive Officer

If to Gecko:                        Gecko Media, Inc.
                                    16017 North Florida Ave.
                                    Suite 113
                                    Lutz, Florida  33549

or to such other address as either party may from time to time give written notice of to the other in accordance with the provisions of this Section 6.2.

         6.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and Gecko with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the Company and Gecko with respect to such subject matter.

         6.4 AMENDMENTS. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of the Company and Gecko.

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

         6.5 BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, each of the Company and Gecko and their respective heirs, personal representatives, executors, legal representatives, successors and assigns.

         6.6 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law. If any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

         6.7 NO WAIVERS. The waiver by either party of a breach or violation of any provision of this Agreement by any other party shall not operate nor be construed as a waiver of any subsequent breach or violation. The waiver by either party to exercise any right or remedy it or he may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         6.8 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

         6.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.


         IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement on the date first written above.


CORD BLOOD AMERICA, INC.                             GECKO MEDIA, INC.




By       Matthew L. Schissler                     By  Aaron Houk
         --------------------                         ----------
         Matthew L. Schissler,                        Aaron Houk,
         Chairman and Chief Director Officer          Chief Executive Officer

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